SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

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SPIRIT OF AMERICA INVESTMENT FUND, INC.

Spirit of America Energy Fund
Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America Municipal Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Utilities Fund

477 Jericho Turnpike

P.O. Box 9006

Syosset, New York 11791-9006

Dear Shareholder:

We are pleased to enclose proxy materials for a special meeting of shareholders of Spirit of America Investment Fund, Inc. (the “Company”) and each of its series listed above (each, a “Fund” and collectively, the “Funds”) to be held on Wednesday, July 30, 2025 relating to the election of three directors to the Board of Directors of the Company.

The Board of Directors currently consists of five directors, David Lerner, Daniel Lerner, Allen Kaufman, Stanley Thune and John Desmond. All of the current directors, other than John Desmond, were elected to the Board of Directors by the initial shareholder of the Company when it was created.

As part of a succession plan, Mr. Kaufman and Mr. Thune intend to retire in 2025 and we thank them for their service. In connection with the vacancies created by these anticipated retirements, Mr. Phillip R. Thune and Mr. David Feinblatt have been nominated as new directors. The Investment Company Act of 1940, as amended, generally requires that at least two-thirds of a fund's board of directors be elected by the fund's shareholders. As such, Mr. Phillip R. Thune and Mr. David Feinblatt need to be elected by the Company’s shareholders before they can be seated as directors. In addition, because Mr. John Desmond was elected to the Board of Directors in 2022 by the then-current directors, and not by the Company’s shareholders, to fill the vacancy created by a former director’s retirement, he is also being presented for election by the Company’s shareholders.

The Board of Directors, upon the recommendation of the Nominating Committee, has approved the nomination of Mr. John Desmond, Mr. Phillip R. Thune and Mr. David Feinblatt and recommends that shareholders of the Company vote FOR the election of each director nominee. The proxy statement itself provides greater detail about the director nominees.

Your vote is important no matter how many shares you own. Voting your shares early will help the Company avoid the expense of costly follow-up mail and telephone solicitation. You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the meeting:

• Online: Access the website shown on your proxy card and follow the online instructions;

• Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions; or

• Mail: Complete and return the enclosed proxy card.

If you have any questions after considering the enclosed materials, please call toll-free (800) 676-7437. Thank you for investing in the Funds and for your continuing support.

Very truly yours,

David Lerner

President

Spirit of America Investment Fund, Inc.

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Questions and Answers

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the proposal that requires a shareholder vote.

Q. Why am I receiving this Proxy Statement?

A. You are receiving these proxy materials - the Proxy Statement and your proxy card - because you have the right to vote on an important proposal concerning the Company.

Q. What is the proposal about?

A. This Proxy Statement presents one proposal - the election of three directors to the Board of Directors of the Company by shareholders of each series of the Company (each, a “Fund” and collectively, the “Funds”), voting together. Based upon the recommendation of the Nominating Committee, the Board of Directors has recommended that shareholders elect three nominees to the Board of Directors. Currently, the Board of Directors consists of five directors - David Lerner, Daniel Lerner, Allen Kaufman, Stanley Thune and John Desmond. All of the current directors except John Desmond were elected to the Board of Directors by the initial shareholder of the Company when it was created.

Three of the current directors, Mr. Kaufman, Mr. Thune and Mr. Desmond, are independent directors of the Company. Mr. Kaufman and Mr. Thune intend to retire from the Board in 2025. To fill the vacancies on the Board created by these anticipated retirements, the Board of Directors recommends that you elect Mr. Phillip R. Thune and Mr. David Feinblatt, each of whom would be an independent director of the Company. The Board of Directors also recommends that you elect Mr. John Desmond, the one current director who has not previously been elected by the Company’s shareholders.

Q. How does the Board of Directors recommend that I vote?

A. After careful consideration, the members of the Board of Directors, including the independent directors of the Company, unanimously recommend that you vote FOR the election of each of the director nominees. The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement.

Q. How can I authorize a proxy or vote my shares?

A. You may attend the meeting on Wednesday, July 30, 2025, in person and vote at the meeting, or you may vote by using one of the following options (we recommend that you vote by proxy now even if you plan to attend the meeting):

•	Online, using the website address on your proxy card;
•	By telephone (automated service), using the toll-free number shown on your proxy card and following the recorded instructions; or
•	By mail, using the enclosed proxy card and return envelope.

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IMPORTANT INFORMATION FOR SHAREHOLDERS

SPIRIT OF AMERICA INVESTMENT FUND, INC.

Spirit of America Energy Fund
Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America Municipal Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Utilities Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 30, 2025

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Spirit of America Investment Fund, Inc., a Maryland corporation (the “Company”), and each of its series listed above (each, a “Fund” and collectively, the “Funds”), will be held at the offices of Ultimus Fund Solutions, LLC, 2 Easton Oval, Suite 300, Columbus, Ohio 43219 on Wednesday, July 30, 2025, at 11:00 a.m., local time, for the purpose of considering the following proposal:

  To elect three directors, John Desmond, Phillip R. Thune and David Feinblatt to the Board of Directors to serve until their successors are duly qualified and elected.

Action will also be taken on any other business that properly comes before the Meeting. The Board of Directors of the Company recommends that shareholders vote FOR the election of each of the director nominees. Shareholders of record of a Fund at the close of business on May 1, 2025, the record date for the Meeting, are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof. The persons named as proxies will vote in their discretion on any procedural matter that may properly come before the Meeting or any postponements or adjournments thereof.

By Order of the Board of Directors,

Alan P. Chodosh

Secretary of Spirit of America Investment Fund, Inc.

Syosset, New York

May 28, 2025

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PROXY STATEMENT FOR

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 30, 2025

SPIRIT OF AMERICA INVESTMENT FUND, INC.

477 Jericho Turnpike

P.O. Box 9006

Syosset, New York 11791-9006

Spirit of America Energy Fund
Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America Municipal Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Utilities Fund

This Proxy Statement is being provided to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Spirit of America Investment Fund, Inc. (the “Company”) for voting at a special meeting of shareholders (the “Meeting”) of the Company and each of its series listed above (each, a “Fund,” and collectively, the “Funds”) to be held on Wednesday, July 30, 2025, at 11:00 a.m., local time, at the offices of Ultimus Fund Solutions, LLC, 2 Easton Oval, Suite 300, Columbus, Ohio 43219. The Company is a Maryland corporation and registered as an open end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The sole Proposal described in this Proxy Statement is as follows:

	Proposal	Funds to which the Proposal Applies
1.	To elect three directors, John Desmond, Phillip R. Thune and David Feinblatt, to the Board of Directors to serve until their successors are duly qualified and elected.	All Funds, voting together

This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about June 9, 2025, or as soon as practicable thereafter.

A proxy is enclosed with respect to the shares you own in each Fund. If you timely return a properly executed proxy, the shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Even if you expect to be present at the Meeting, please vote in advance online or by telephone as described on the proxy card, or by completing the enclosed proxy card and mailing it in the enclosed reply envelope.

Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Company a written notice of revocation, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.

If you need additional copies of this Proxy Statement or the proxy card, please contact the Company at (800) 452-4892 or in writing at Spirit of America Investment Fund, Inc., David Lerner Associates, Inc., 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006. Additional copies of the Proxy Statement will be delivered to you promptly upon request. To obtain directions to attend the Meeting, please call (800) 452-4892.

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For free copies of a Fund’s most recent annual report and semi-annual report, please contact the Company at the toll-free telephone number and address listed above or visit the Funds’ website at www.soafunds.com.

Important Notice Regarding the Internet Availability of Proxy Materials
for the Shareholder Meeting to be held on July 30, 2025:
The Letter to Shareholders, Notice of Meeting and Proxy Statement
are available at https://vote.proxyonline.com/ultimus/docs/proxy2025.pdf.

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PROPOSAL: ELECTION OF DIRECTORS

At the Meeting, shareholders of the Funds will be asked to elect three directors to the Board.

Currently, the Board consists of five directors - David Lerner, Daniel Lerner, Allen Kaufman, Stanley Thune and John Desmond. As part of a succession plan, each of Mr. Alan Kaufman and Mr. Stanley Thune informed the Board and the Nominating Committee that he intends to retire in 2025. In anticipation of Mr. Alan Kaufman’s and Mr. Stanley Thune’s retirements, the Nominating Committee interviewed and considered a diversely qualified group of candidates to fill the anticipated vacancies on the Board. After careful consideration, the Nominating Committee selected Mr. Phillip R. Thune and Mr. David Feinblatt based their relevant industry and related experience, demonstrated capabilities, independence, commitment, reputation, education, background, understanding of the investment business, and understanding of business and financial matters. The Nominating Committee also considered the experiences and background of the continuing directors, noting that the proposed composition of the Board would provide for a diversity of skills, experience and perspectives, which they believed would provide benefits to shareholders. Accordingly, the Board approved Mr. Phillip R. Thune and Mr. David Feinblatt as nominees and also approved the nomination of Mr. John Desmond, the only current director who has not previously been elected by the Company’s shareholders.

Mr. Phillip R. Thune and Mr. David Feinblatt are being elected to fill the vacancies arising from Mr. Alan Kaufman’s and Mr. Stanley Thune’s expected retirements, and, if elected, each will be seated as a director effective August 20, 2025. Effective August 20, 2025, Mr. Stanley Thune and Mr. Alan Kaufman will resign from their positions as directors and each will become a Director Emeritus of the Company for a one-year term.

The persons named as proxies on the enclosed proxy card intend to vote FOR the election of these nominees as directors of the Company unless such authority has been withheld in the proxy. Each nominee has agreed to be named in this Proxy Statement and to serve if elected. The Board has no reason to believe that any person will become unavailable for the election as a director. However, if that should occur before the Meeting, your proxy will be voted for the individuals recommended by the Board to fill the vacancies.

Experience and Qualifications of the Director Nominees

A brief summary of each director nominee’s specific experience, qualifications, attributes, and skills that led the Board to conclude that such person should serve as a director of the Company is set forth below.

John Desmond has been a Director of the Company since 2022. He is a Certified Public Accountant and has over 40 years of business leadership experience, including as an audit partner on publicly and privately held companies, both international and domestic. He received his B.S. in Accountancy from St. John’s University.

Phillip R. Thune has served in various executive positions over the past 30 years, including as Chief Executive Officer, President, Chief Operating Officer and/or Chief Financial Officer of both private and public companies. In addition, Mr. Thune has served as director of private, public and charitable entities for 30 years. Through these roles, he has vast experience in general management, operations, financial management, strategy and investing. Mr. Thune received a degree in Political Economics from Princeton University.

David Feinblatt served as President of Duck Pond Realty from 2012 through 2023, where he was involved in all aspects of operations in the acquisition, development, management and disposition of multi-family properties in the South East region of the United States. Mr. Feinblatt has served on multiple boards, including as the Chairman and a Director of the New York State Broadcasters Association. Mr. Feinblatt has a B.A. in Economics from the State University of New York, Oneonta.

Director Nominees

The following table presents certain information regarding the director nominees being submitted to shareholders for election, including their principal occupations. The information in the table is as of December 31, 2024.

Three Nominees Standing For Election:

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Name, Address and (Year of Birth)	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

INDEPENDENT DIRECTOR NOMINEES

John Desmond c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1950)	Director	Since 2022	Former Senior Audit Partner, Partner in Charge of Long Island office and Partnership Board Member of Grant Thornton, LLP, August 1980 to July 2015.	6

Director and Member of the Compensation Committee, Risk Committee and Ad-Hoc Strategic Planning Committee and Chair of the Audit Committee, The First Long Island Corporation and its wholly owned subsidiary, The First National Bank of Long Island, 2016 to present; Director and Chair of the Audit Committee, Clip Money Inc., 2022 to present.

Former Director and Member of the Legal and Audit Committee, Nassau Health Care Corporation, 2024 to 2025.

Former Director, Former Chair of the Audit Committee and Former Member of the Compensation Committee and Nominating & Corporate Governance Committee, MusclePharm Corporation, 2017 to 2021.

Phillip R. Thune[2] c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1970)	N/A	N/A	Chief Executive Officer of Adthena, Ltd. and its subsidiaries since March 2023; Executive Partner of Salt Creek Capital, January 2022 to February 2023; Chief Executive Officer of Textbroker International LLC, November 2010 to October 2021.	N/A	Director, Adthena, Ltd. and its subsidiaries, March 2023 to present; Board Member, Darren Waller Foundation, February 2021 to June 2024.

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David Feinblatt c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1963)	N/A	N/A	President, Duck Pond Realty, April 2012 to December 2023.	N/A	Director, New York State Broadcasters Association, 2002 to 2009 and 2011 to present (Former Chairman, January 2013 to December 2013).

[1]	Each director serves for an indefinite term, until his successor is elected. Each of Stanley S. Thune and Allen Kaufman will resign his position as director and become a Director Emeritus of the Company for a one-year term effective August 20, 2025, following shareholder approval of the election of the two new director nominees (Phillip R. Thune and David Feinblatt).

[2]	Phillip R. Thune is the son of Stanley S. Thune.

Information Concerning Other Directors

The following table presents certain information regarding the directors of the Company who are not standing for election at the Meeting. The information in the table is as of December 31, 2024.

Directors Not Standing For Election:

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Name, Address and (Year of Birth)	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

INTERESTED DIRECTORS WHO ARE NOT NOMINEES

David Lerner[2] c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1936)	Director, Chairman of the Board and President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	6	President of Spirit of America Management Corp., the Company’s investment adviser.

Daniel Lerner[2] c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1961)	Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	6	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

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Name, Address and (Year of Birth)	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

INDEPENDENT DIRECTORS WHO ARE NOT NOMINEES

Allen Kaufman c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1936)	Director	Since 1998	Vice President of K.G.K. Agency, Inc. since 2019; Former President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, 1963 to 2019.[3]	6	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune[4] c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1936)	Lead Director	Since 1998	Private equity investor. Former President and Chief Executive Officer, Freight Management Systems, Inc., a third-party logistics management company, 1994 to 2012.	6	Former Director of Freight Management Systems, Inc. and Former Chairman of the Board and a Director of Delta Queen Steamboat Company.

[1]	Each director serves for an indefinite term, until his successor is elected. Each of Stanley S. Thune and Allen Kaufman will resign his position as director and become a Director Emeritus of the Company for a one-year term effective August 20, 2025, following shareholder approval of the election of the two new director nominees (Phillip R. Thune and David Feinblatt).

[2]	David Lerner is an “interested” director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

[3]	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” director because the insurance services are less than $120,000 in value.

[4]	Phillip R. Thune is the son of Stanley S. Thune.

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Officers of the Company

The following table presents information regarding the officers of the Company as of December 31, 2024.

Name, Address and (Year of Birth)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

OFFICERS

David Lerner (see biography above)	President

Alan P. Chodosh c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1954)	Treasurer and Secretary	Since 2003 and 2005, respectively	Senior Advisor, David Lerner Associates, Inc. from April 2016 to present; Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. from June 1999 to August 2015.	N/A	N/A

Joseph Pickard c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1960)	Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; Senior Vice President and General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

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Leadership Structure and Responsibilities of the Board of Directors and Committees

The Board is responsible for overseeing the management of the Funds. The Board also elects the Company’s officers who conduct the daily business of the Funds. The Board meets at least four times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board held four meetings during the year ended December 31, 2024. Each incumbent director attended 100% of the Board meetings and the meetings of the Board committees on which the director served during such period. The Company currently does not have a policy with respect to Board members’ attendance at shareholder meetings.

The Directors interact directly with the Chairman of the Board, each other as directors and committee members, the Funds’ officers, and senior management of the Adviser and other service providers of the Funds at scheduled meetings and between meetings, as appropriate. Each Director was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Directors and Officers,” above.

The Board is comprised of five individuals, two of whom are considered “Interested” Directors as defined by the 1940 Act. The remaining Directors are referred to as “Disinterested” or “Independent” Directors. Mr. David Lerner, the Funds’ President, is the Chairman of the Board and is an Interested Director. Mr. Thune is the lead director of the Board and is Disinterested. The lead director chairs sessions among the Disinterested Directors, serves as a spokesperson for the Disinterested Directors and serves as a liaison between the Disinterested Directors and the Funds’ management between Board meetings. The Board believes that it is beneficial to have a representative of Funds’ management as its Chairman. Mr. David Lerner is the founder of the Distributor and is a director and president of the Adviser, and oversees the investment and business affairs of the Funds. Accordingly, the Board believes his participation in the Board’s deliberations helps assure that the Board’s decisions are informed and appropriate. Mr. David Lerner’s presence on the Board ensures that the Board’s decisions are accurately communicated to and implemented by Funds’ management.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Directors from the Adviser and other service providers with respect to services provided to the Funds, potential conflicts of interest that could arise from these relationships and other risks that the Funds may face. The Board further believes that its structure allows all of the Directors to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Director’s talents to bear in overseeing the Funds’ operations is important, in light of the size and complexity of the Funds and the risks that the Funds face. The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Funds, and the environment in which the Funds operate, change.

Standing Committees

Currently, the Board has an Audit Committee, Compliance Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

The Audit Committee is comprised of Messrs. Kaufman, Thune and Desmond. The Audit Committee makes recommendations to the Board with respect to the engagement of independent auditors, approves all auditing and other services provided to the Company and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Funds’ financial operations. During the year ended December 31, 2024, there were four Audit Committee meetings.

The Compliance Committee consists of Messrs. Kaufman, Thune and Desmond and Joseph Pickard, as the Company’s Chief Compliance Officer. The Compliance Committee has the responsibility of, among other things, monitoring the Company’s compliance with applicable law. During the year ended December 31, 2024, there were four Compliance Committee meetings.

The Nominating Committee consists of Messrs. Kaufman, Thune and Desmond. The Nominating Committee evaluates the size and composition of the Board, identifies and screens independent director candidates for appointment to the Board and submits final recommendations to the full Board for approval, reviews independent director compensation and expense reimbursement policies, and reviews memoranda prepared by independent legal

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counsel relating to positions, transactions and relationships that could reasonably bear on the independence of directors. During the year ended December 31, 2024, there was one Nominating Committee meeting.

Consequently, while the Nominating Committee will consider candidates timely recommended by shareholders to serve as a director, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Director is in the best interests of the Company. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any timely submitted shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Directors. For shareholder recommendations to be considered, a shareholder must provide contact information for the candidate, including all the information about a candidate that would be required to be included in a proxy statement seeking approval of that candidate, and a notarized letter executed by that candidate which states his or her willingness to serve on the Board if elected.

Risk Oversight

Through its direct oversight role, and indirectly through its Committees, officers and service providers, the Board performs a risk oversight function for the Company consisting, among other things, of the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of each Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Board; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting the representatives of key service providers, including the investment adviser, administrator, the distributor, the transfer agent, the custodian and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and (5) engaging the services of the Chief Compliance Officer of the Company to test the compliance procedures of the Funds and the service providers.

Security and Other Interests

The following table sets forth the aggregate dollar range of equity securities beneficially owned by each Director in the Funds as of December 31, 2024.

Name of Director	David Lerner	Daniel Lerner	Allen Kaufman	Stanley Thune	John Desmond
Energy Fund	Over $100,000	Over $100,000	Over $100,000	$1 - 10,000	None
Real Estate Fund	Over $100,000	Over $100,000	$10,001 - $50,000	None	None
Value Fund	Over $100,000	None	Over $100,000	None	None
Municipal Tax Free Bond Fund	Over $100,000	None	None	None	None
Income Fund	$10,001 - $50,000	None	$1 - $10,000	None	None
Utilities Fund	Over $100,000	None	$10,001 - $50,000	$1 - $10,000	None
All Registered Investment Companies Overseen by Director within the Spirit of America Investment Funds	Over $100,000	Over $100,000	Over $100,000	$10,001 - 50,000	None

With respect to the Directors who are not “interested persons” of the Company as defined in the 1940 Act, as of December 31, 2024, neither they nor any of their immediate family members owned, beneficially or of record, any securities in the Adviser or Distributor of the Company, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Distributor of the Company.

Compensation

Certain Officers and Directors of the Company are “affiliated persons,” as that term is defined in the 1940 Act, of the Adviser or the Distributor. For the year ended December 31, 2024, each Director of the Company who is not an affiliated person of the Adviser or Distributor receives a quarterly retainer of $6,000, $1,500 for each Board meeting

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attended, $500 for each committee meeting attended and $500 for each special Board meeting attended, plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2024, the Company paid $24,063 for the Chief Compliance Officer fee, of which $8,876, $2,963, $7,338, $1,376, $2,804 and $706 was allocated to the Energy Fund, Real Estate Fund, Value Fund, Municipal Tax Free Bond Fund, Income Fund and Utilities Fund, respectively. In addition, David Lerner Associates, Inc. (“DLA”), a registered broker-dealer affiliated with the Adviser and the Funds’ Distributor did not receive any brokerage commissions for the year ended December 31, 2024.

The table below sets forth the compensation paid to the Directors of the Company for the year ended December 31, 2024. No pension or retirement benefits are accrued or paid to the directors of the Company upon retirement.

	INTERESTED DIRECTORS		INDEPENDENT DIRECTORS
	David Lerner	Daniel Lerner	Allen Kaufman	Stanley Thune	John Desmond
Aggregate Compensation from Energy Fund	$0	$0	$12,475	$12,475	$12,475
Aggregate Compensation from Real Estate Fund	$0	$0	$4,296	$4,296	$4,296
Aggregate Compensation from Value Fund	$0	$0	$10,198	$10,198	$10,198
Aggregate Compensation from Municipal Tax Free Bond Fund	$0	$0	$1,968	$1,968	$1,968
Aggregate Compensation From Income Fund	$0	$0	$4,049	$4,049	$4,049
Aggregate Compensation From Utilities Fund	$0	$0	$1,014	$1,014	$1,014
Total Compensation from All Spirit of America Investment Funds Paid to Directors	$0	$0	$34,000	$34,000	$34,000

(1)	These figures represent the annual aggregate compensation paid by the Spirit of America Investment Funds for the year ended December 31, 2024. The Spirit of America Investment Funds is comprised of the Energy Fund, the Real Estate Fund, the Value Fund, the Municipal Tax Free Bond Fund, the Income Fund, and the Utilities Fund. For the year ended December 31, 2024, the director fees and expenses were allocated to each Fund as follows: $37,425 to the Energy Fund, $12,888 to the Real Estate Fund, $30,594 to the Value Fund, $5,904 to the Municipal Tax Free Bond Fund, $12,147 to the Income Fund, and $3,042 to the Utilities Fund.
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INFORMATION ON INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP (“Tait Weller”) has been retained by the Audit Committee as the independent registered public accounting firm for the Funds for the fiscal year ended November 30, 2025 (for the Spirit of America Energy Fund) and for the fiscal year ended December 31, 2025 (for all other Funds). Representatives of Tair Weller are not expected to be present at the Meeting. The aggregate fees billed for professional services by Tait Weller during each Fund’s prior two fiscal years, were as follows:

Energy Fund:

for fiscal year ended	November 30, 2024	November 30, 2023
Audit Fees	$25,000	$24,800
Audit-Related Fees	$0	$0
Tax Fees	$5,000	$3,700
All Other Fees	$0	$0
Total	$30,000	$23,800

Real Estate Fund:

for fiscal year ended	December 31, 2024	December 31, 2023
Audit Fees	$20,500	$20,100
Audit-Related Fees	$0	$0
Tax Fees	$3,700	$3,700
All Other Fees	$0	$0
Total	$24,200	$23,800

Value Fund:

for fiscal year ended	December 31, 2024	December 31, 2023
Audit Fees	$20,500	$20,100
Audit-Related Fees	$0	$0
Tax Fees	$3,700	$3,700
All Other Fees	$0	$0
Total	$24,200	$23,800

Municipal Tax Free Bond Fund:

for fiscal year ended	December 31, 2024	December 31, 2023
Audit Fees	$20,500	$20,100
Audit-Related Fees	$0	$0
Tax Fees	$3,700	$3,700
All Other Fees	$0	$0
Total	$24,200	$23,800

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Income Fund:

for fiscal year ended	December 31, 2024	December 31, 2023
Audit Fees	$20,500	$20,100
Audit-Related Fees	$0	$0
Tax Fees	$3,700	$3,700
All Other Fees	$0	$0
Total	$24,200	$23,800

Utilities Fund:

for fiscal year ended	December 31, 2024	December 31, 2023
Audit Fees	$20,500	$20,100
Audit-Related Fees	$0	$0
Tax Fees	$3,700	$3,700
All Other Fees	$0	$0
Total	$24,200	$23,800

All Funds: for year ended	December 31, 2024	December 31, 2023
Audit Fees	$151,000	$125,300
Audit-Related Fees	$0	$0
Tax Fees	$23,500	$22,200
All Other Fees	$0	$0
Total	$174,500	$147,500

In the above tables, “Audit Fees” are fees billed for professional services for the audit of the Funds’ annual financial statements or for services that are normally provided by the auditing firm in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-Related Fees” category are fees billed, if any, for services related to reading and providing comments on the Funds’ semi-annual financial statements. “Tax Fees” refer to fees billed for professional services rendered for tax compliance, tax advice and tax planning, and specifically relate to Tait Weller’s review of the Funds’ federal and state tax returns.

In accordance with the policies and procedures provided in its charter, the Audit Committee pre-approves all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Tait Weller, including the fees therefor. The Audit` Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Audit Committee established pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated shall be presented to the full Audit Committee at each of its scheduled meetings. Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

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c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Audit Committee pre-approves Tait Weller’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to Tait Weller by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

ADDITIONAL INFORMATION

Voting Information

General; Record Date. The record holders of the outstanding shares of each Fund as of the close of business on May 1, 2025 (the “Record Date”) are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this online or by telephone or by completing, dating, signing and returning the accompanying proxy card using the enclosed reply envelope. By voting by proxy, your shares will be voted as you instruct. If your proxy card is properly executed and timely returned but no choice is indicated, your shares will be voted FOR the election of each of the director nominees, and in the discretion of the persons named as proxies on such other matters that properly may come before the Meeting.

Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Company a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the Meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and timely written notices of revocation must be received by the Company prior to the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting and any postponements or adjournments of the Meeting. Attendance by a shareholder at the Meeting does not by itself revoke a proxy.

As of the Record Date, the following shares of each Fund were issued and outstanding:

Fund	Class A	Class C	Institutional Class	Total Number of Shares Outstanding

Spirit of America Energy Fund	15,499,214.6980	172,978.1630	4,558.5570	15,676,751.4180
Spirit of America Real Estate Income and Growth Fund	8,301,508.9940	7,115.6040	1,615.3520	8,310,239.9500
Spirit of America Large Cap Value Fund	5,653,042.0260	10,770.8310	728.7890	5,664,541.6460
Spirit of America Municipal Tax Free Bond Fund	3,340,863.6650	15,366.5730	1,092.7460	3,357,322.9840
Spirit of America Income Fund	5,882,554.4839	43,141.2480	1,262.1490	5,926,957.8809
Spirit of America Utilities Fund	1,574,085.3930	1,228.2560	601.1500	1,575,914.7990

Solicitation of Proxies and Related Costs. Proxies will be solicited by the Company primarily by mail. The solicitation may also include telephone, email, Internet, video or oral communications by certain officers of the Company or officers or employees of the Adviser, who will not be paid for these services. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

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The Funds will bear the costs associated with preparing, printing and mailing of the enclosed proxy card, accompanying notice and Proxy Statement and any other expenses related to the Meeting or any postponement or adjournment thereof. EQ Fund Solutions has been retained as proxy tabulator. Proxy preparation, tabulation, printing and mailing costs are estimated to be approximately $46,000. The Funds’ portion of the above proxy costs are subject to the respective Fund’s expense caps; therefore, the Adviser may reimburse the Funds for a portion of the costs to the extent a Fund’s total annual fund operating expenses exceed the expense cap.

Quorum. A quorum must be present at the Meeting for the transaction of business. Under the Company’s By-Laws, one-third of the shares of common stock of the Company entitled to vote at the Meeting constitutes a quorum.

Votes Required to Elect Directors. The Proposal applies on a Company-wide basis, and all Funds and all classes of the Funds will vote together as a single group for purposes of electing the directors. A director nominee must receive the affirmative vote of a plurality of votes validly cast at the Meeting at which a quorum is present in order to be elected to the Board. Because the Proposal is for the election of three directors, the three persons who receive the largest number of votes will be elected to the Board. In the election of directors, votes may be cast “for” the nominee or withheld.

Broker Votes and Withholding Voting Authority. Due to the nature of the Proposal at the Meeting being the election of directors, it is the Company’s understanding that there will not be any “broker non-votes” (i.e. proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote). Executed Proxy Cards marked as “withhold” votes will be treated as shares that are present for purposes of determining whether a quorum is present at the Meeting for acting on the Proposal but which have not been voted for or against the Proposal. Accordingly, “withhold” votes will have no effect on the Proposal, for which approval of each Nominee requires a plurality of votes cast for each Nominee.

Adjournment. If (i) a quorum is not present at the Meeting, (ii) a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received by the time scheduled for the Meeting, or (iii) other matters arise requiring shareholder action, the chair of the Meeting or a majority of shares represented, even if less than a quorum, may adjourn the Meeting to a date not more than 120 days after the record date to permit the further solicitation of proxies without further notice other than an announcement at the Meeting in accordance with the Company’s Bylaws and as permitted under Maryland law.

Security Ownership of Certain Beneficial Owners

Appendix A sets forth certain information with respect to the ownership of shares of the Funds as of the Record Date, for persons known by the Company to own beneficially or of record 5% or more of the outstanding shares of a Fund.

As of the Record Date, the officers and directors, as a group, owned beneficially less than 1% of the outstanding voting shares each of the Class A Shares and Class C Shares of the Energy Fund, Class C Shares of the Real Estate Fund, Class C Shares of the Value Fund, Class C Shares of the Municipal Tax Free Bond Fund, Class A Shares and Class C Shares of the Income Fund and Class A Shares of the Utilities Fund. As of the Record Date, the officers and directors, as a group, owned beneficially approximately 100% of the outstanding voting shares of Institutional Shares of the Energy Fund, approximately 17.38% of the outstanding voting shares of Class A Shares of the Real Estate Fund, approximately 100% of the outstanding voting shares of Institutional Shares of the Real Estate Fund, approximately 10.46% of the outstanding voting shares of Class A Shares of the Value Fund, approximately 100% of the outstanding voting shares of Institutional Shares of the Value Fund, approximately 26.20% of the outstanding voting shares of Class A Shares of the Municipal Tax Free Bond Fund, approximately 100% of the outstanding voting shares of Institutional Shares of the Municipal Tax Free Bond Fund, approximately 100% of the outstanding voting shares of Institutional Shares of the Income Fund, approximately 47.60% of the outstanding voting shares of

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Class C Shares of the Utilities Fund, and approximately 100% of the outstanding voting shares of the Institutional Shares of the Utilities Fund.

A person beneficially owning in excess of 25% of the outstanding voting securities of a Fund is presumed to be a “control person” of the Fund for purposes of the 1940 Act. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company or a Fund.

Other Information

The Adviser is Spirit of America Management Corp., with an address at 477 Jericho Turnpike, P.O. Box 9006, Syosset, NY 11791-9006. The principal underwriter and distributor of shares of the Funds is David Lerner Associates, Inc., with an address at 477 Jericho Turnpike, P.O. Box 9006, Syosset, NY 11791-9006. The administrator, transfer agent, and accounting agent for the Funds is Ultimus Fund Solutions, LLC, with an address at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Shareholders wishing to communicate with the Board or individual directors should send such correspondence to the Company, c/o David Lerner Associates, Inc., 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York, New York 11791-9006. Shareholder communications will be sent directly to the applicable Board member(s).

Shareholder Proposals for Subsequent Meetings

The Company is generally not required to hold an annual meeting of shareholders and the Company generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under the 1940 Act. Therefore, it cannot be determined when the next meeting of shareholders will be held.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Company hereafter called should send the proposal to the Secretary of the Company at the Company’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because the proposal must comply with certain rules under the federal securities laws before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Maryland law.

Other Matters to Come Before the Meeting

The Board knows of no other matters that may come before the Meeting, other than the Proposal set forth above. If any other matter properly comes before the Meeting, the persons named as proxies will vote on the same in their discretion.

Dated: May 28, 2025

Please vote by proxy online or by using the toll-free telephone number in accordance with the instructions set forth on the enclosed proxy card, or complete, sign and return the enclosed proxy card in the reply envelope.

14

Appendix A

5% or greater shareholders as of May 1, 2025

(All shareholders are owners of record unless otherwise indicated.)

Fund	Name and Address	Beneficially Owned	Owner of Record	Percentage Owned
Energy Fund, C Shares	RBC Capital Markets, LLC Shandel I. Strassberg Jacob Strassberg JT TEN/WROS 3 Jonathan Place Spring Valley, NY 10977-2109	X	X	5.06%

Energy Fund, Institutional Shares	RBC Capital Markets, LLC The David Lerner Revocable Living Trust DTD 8/18/2015 David Lerner, Trustee 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-4510	X	X	100%

Real Estate Fund, A Shares	RBC Capital Markets, LLC The David Lerner Revocable Living Trust DTD 8/18/2015 David Lerner, Trustee 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-4510	X	X	17.38%

Real Estate Fund, C Shares	RBC Capital Markets, LLC Louis Savaglio & Co SEP-IRA PO Box 305 Mims, FL 32754-0305	X	X	21.27%

	RBC Capital Markets, LLC Ellen Prairie 1D Hemlock Street Toms River, NJ 08757-2478	X	X	20.60%

	RBC Capital Markets, LLC Cornelius & Alice O’Shea Revocable Trust DTD 12/18/2008 Cornelius & Alice O’Shea, Trustees 68 Christie Avenue River Edge, NJ 07661-2411	X	X	38.46%

	RBC Capital Markets, LLC Kimberly A Defelice 408 Mark Twain Way Mahwah, NJ 07430-3404	X	X	17.35%

15

Real Estate Fund, Institutional Shares	RBC Capital Markets, LLC The David Lerner Revocable Living Trust DTD 8/18/2015 David Lerner, Trustee 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-4510	X	X	100%

Value Fund, A Shares	RBC Capital Markets, LLC The David Lerner Revocable Living Trust DTD 8/18/2015 David Lerner, Trustee 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-4510	X	X	10.46%

Value Fund, C Shares	RBC Capital Markets, LLC Cornelius & Alice O’Shea Revocable Trust DTD 12/18/2008 Cornelius & Alice O’Shea, Trustees 68 Christie Avenue River Edge, NJ 07661-2411	X	X	19.89%

	RBC Capital Markets, LLC John J. Jandura Jr. Mary Jandura JT TEN/WROS 11 Rathbun Rd Towaco, NJ 07082-1203	X	X	6.90%

	RBC Capital Markets, LLC Frederick Rollo Anna Rollo -TOD- 47 Oneida Avenue Landing, NJ 07850	X	X	14.34%

	RBC Capital Markets, LLC Scott Einuis 106 Patchogue Yaphank Road Yaphank, NY 11980-9635	X	X	35.80%

	RBC Capital Markets, LLC Ellen Prairie 1D Hemlock Street Toms River NJ 08757-2478	X	X	7.95%

Value Fund, Institutional Shares	RBC Capital Markets, LLC The David Lerner Revocable Living Trust DTD 8/18/2015 David Lerner, Trustee 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-4510	X	X	100%

16

Municipal Tax Free Bond Fund, A Shares	RBC Capital Markets, LLC The David Lerner Revocable Living Trust DTD 8/18/2015 David Lerner, Trustee 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-4510	X	X	26.20%

Municipal Tax Free Bond Fund, C Shares	RBC Capital Markets, LLC Linda M. Adler Revocable Trust DTD 5/28/2008 4140 NW 44th Avenue Apt 115 Laud Lakes, FL 33319-4846	X	X	13.95%

	RBC Capital Markets, LLC Yang-Ming Yang 2101 Pankin Drive Carmel, NY 10512-2706	X	X	67.97%

	RBC Capital Markets, LLC Jodi Harris 3304 Raintree Circle Culver City, CA 90230-4424	X	X	7.61%

Municipal Tax Free Bond Fund, Institutional Shares	RBC Capital Markets, LLC The David Lerner Revocable Living Trust DTD 8/18/2015 David Lerner, Trustee 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-4510	X	X	100%

Income Fund, C Shares	RBC Capital Markets, LLC Rozlyn Krajcik IRA 7 Underhill Road South Poughquag NY 12570-5224	X	X	38.38%

	RBC Capital Markets, LLC Sophie Weinstein Restricted for the Estate of Alisa Cahn Conservator 20 Collingswood Road New City, NY 10956-3912	X	X	10.88%

	RBC Capital Markets, LLC Yang-Ming Yang 2101 Pankin Drive Carmel, NY 10512-2706	X	X	11.13%

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	RBC Capital Markets, LLC Loredana Garofalo Individual Retirement Account 195-12 Station Road Apt. 1 Flushing, NY 11358-3009	X	X	6.25%

	RBC Capital Markets, LLC Margie Cieslinski Individual Retirement Account 115 Maria Lane Yonkers, NY 10710-2000	X	X	15.36%

	RBC Capital Markets, LLC Camille Egan Individual Retirement Account 1813 Briarwood Terrace Lake Como, NJ 07719-2906	X	X	5.99%

Income Fund, Institutional Shares	RBC Capital Markets, LLC The David Lerner Revocable Living Trust DTD 8/18/2015 David Lerner, Trustee 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-4510	X	X	100%

Utilities Fund, C Shares	RBC Capital Markets, LLC The David Lerner Revocable Living Trust DTD 8/18/2015 David Lerner, Trustee 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-4510	X	X	47.60%

	RBC Capital Markets, LLC Osualdo Gonzalez Individual Retirement Account 6600 JFK Blvd. East Apt 1JK West New York, NJ 07093	X	X	52.40%

Utilities Fund, Institutional Shares	RBC Capital Markets, LLC The David Lerner Revocable Living Trust DTD 8/18/2015 David Lerner, Trustee 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-4510	X	X	100%

18

Spirit of America Investment Fund, Inc.

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

VOTER PROFILE:

Voter ID: 123456789 Security ID: 123456789

Shares Held: Confidential Household ID: 000000

VOTE REGISTERED TO:

REG LINE1
REG LINE2
REG LINE3
REG LINE4
REG LINE5

SHAREHOLDER'S REGISTRATION PRINTED HERE
BOXES FOR TYPSETTING PURPOSES ONLY

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

VOTE ON THE INTERNET

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.

vote.proxyonline.com

CONTROL NUMBER: 123456789101

VOTE BY PHONE

Automated Touch-tone Voting Line – 24 Hours

(888) 227-9349

Live Representative - Monday through Friday 9 a.m. to 10 p.m. EST.

(800) 676-7437

VOTE BY MAIL

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

SPIRIT OF AMERICA INVESTMENT FUND, INC.
[FUND NAME]

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 30, 2025

The undersigned, revoking previous proxies, hereby appoint(s) Alan P. Chodosh and Joseph C. Pickard, or either one of them, as attorneys and proxies for the undersigned, with the full power of substitution, to vote all shares of the above-mentioned Fund which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be at the offices of Ultimus Fund Solutions, LLC, 2 Easton Oval, Suite 300, Columbus, Ohio 43219 on Wednesday, July 30, 2025, at 11:00 a.m., local time, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournments or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (877) 732-3619. Representatives are available to assist you Monday through Friday 9 a.m. to 9 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on July 30, 2025. The Notice of the Special Meeting and Proxy Statement are available at:
https://vote.proxyonline.com/ultimus/docs/proxy2025.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FUND NAME MERGE

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement. Your signature(s) should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is being solicited on behalf of the Board of Directors

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

TO VOTE, MARK CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

1. To elect three directors:	FOR	WITHHOLD
A. John Desmond	○	○
B. Phillip R. Thune	○	○
C. David Feinblatt	○	○

2. To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

THANK YOU FOR VOTING.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]